Property and Equipment, Net	6 Months Ended
Jun. 30, 2025
Property, Plant and Equipment, Net [Abstract]
Property and equipment, net
6.	Property and equipment, net

Property and equipment, net consisted of the following:

	As of June 30, 2025	As of December 31, 2024
	In thousands of USD
Buildings	$7,592	$15,977
Furniture and equipment	552	685
Motor vehicles	35	152
Office improvements	1849	1840
Subtotal	10,028	18,654
Less: accumulated depreciation	(2,969)	(4,961)
Property and equipment, net	$7,059	$13,693

Depreciation expenses for the six months ended June 30, 2025 and 2024 amounted to approximately $0.30 million and $0.36 million, respectively.

The Company did not recognize any impairment loss on property and equipment for the six months ended June 30, 2025 and year ended December 31, 2024.